                      SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 Date of Report
                                 March 18, 1996


        CAPITAL REALTY INVESTORS TAX EXEMPT FUND III LIMITED PARTNERSHIP
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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         (State or other jurisdiction of incorporation or organization)


        1-12034                                    52-1551450
--------------------------------        ---------------------------------
(Commission File Number)                (IRS Employer Identification No.)


11200 Rockville Pike, Rockville, Maryland                20852
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(Address of principal executive offices)               (Zip Code)



                                 (301) 468-9200
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              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS
         ------------

          As described in the following NEWS RELEASE, Capital Realty Investors Tax Exempt Fund III Limited Partnership has filed preliminary joint proxy materials with the Securities and Exchange Commission regarding the previously announced proposed merger with affiliates of Capital Apartment Properties, Inc.


                                      FOR IMMEDIATE RELEASE


                          CONTACT:    James T. Pastore
                                      Pastore Communications Group
                                      202-546-6451
                                      Susan T. Backman or
                                      Curtis C. Rimmey
                                      CRITEF Partnerships
                                      301-231-0231

    CRITEF General Partners File Merger Proxy; Announce Increased CRITEF-II
                                 Consideration


          ROCKVILLE, MD, Mar. 18, 1996 -- (AMEX: CRA, CRB, CRL) -- The general partners of two Capital Realty Investors Tax Exempt Fund limited partnerships (CRITEF partnerships) said today they have filed preliminary joint proxy materials with the Securities and Exchange Commission regarding the previously announced proposed merger of the partnerships with affiliates of Capital Apartment Properties, Inc. (CAPREIT).

          Under the merger terms, the holders of the CRITEF partnerships' Beneficial Assignee Certificates (BACs) are expected to receive an aggregate gross amount of approximately $158.8 million in cash for their interests in the partnerships. This amount is subject to adjustment at closing, but the aggregate gross merger consideration for the BACs will not be less than $157.3 million or greater than $160.3 million.

          The proxy statement includes the fairness opinions rendered by Oppenheimer & Co., Inc. to the CRITEF partnerships.

          The closing of the merger transactions is subject to, among other things, clearance of the proxy statement by the Securities and Exchange Commission and approval by the BAC holders at special meetings of the CRITEF partnerships.

          There are two CRITEF partnerships with three series of securities that trade on the American Stock Exchange:

- Capital Realty Investors Tax Exempt Fund Limited Partnership, Series I (CRITEF-I) (AMEX:CRA);
- Capital Realty Investors Tax Exempt Fund Limited Partnership, Series II (CRITEF-II) (AMEX:CRB);
- Capital Realty Investors Tax Exempt Fund III Limited Partnership (CRITEF-III) (AMEX:CRL).

          ------------

  Since the terms were last announced on Feb. 1, 1996, the consideration for CRITEF-II has been increased approximately eight cents ($.08) per BAC.

  The gross redemption prices of the BACs in the merger are as follows:

- $14.41 per BAC for CRITEF-I's 2,280,000 BACs, subject to adjustment but not less than $14.27 or greater than $14.55;

- $14.24 per BAC for CRITEF-II's 3,238,760 BACs, subject to adjustment but not less than $14.10 or greater than $14.38;

- $15.18 per BAC for CRITEF-III's 5,258,268 BACs, subject to adjustment but not less than $15.04 or greater than $15.32.

  The per-BAC gross amounts above, as adjusted, will be reduced by any plaintiffs' counsels' fees and expenses as may be awarded by the court in a pending class action suit. The parties have agreed to settle the suit subject to preliminary court approval. After that, the parties will send notice of the proposed settlement to class members for approval.

  The CRITEF partnerships together hold 18 tax-exempt mortgage revenue bonds used to finance multifamily housing communities in eight states. Formed by CRI in 1986 and 1987, the partnerships began trading on the American Stock Exchange on July 1, 1993.

  CAPREIT, based in Rockville, Maryland, is a self-managed private real estate investment trust. CAPREIT owns 30 multifamily complexes containing 7,512 units located in 10 states. In addition, CAPREIT manages another 40 apartment communities (including 14 of the CRITEF communities) for third-party owners. The largest shareholder in CAPREIT is Apollo Real Estate Investment Fund, L.P.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

  (a)   Financial Statements of Businesses Acquired

        None

  (b)   Pro Forma Financial Information

        None

  (c)   Exhibits

        Exhibit No. 99 - Additional Exhibits

         Financial statements for certain borrowers (nominee entities of the Partnership which took title to certain properties) are being provided as exhibits. Certain of these financial statements include explanatory language in the independent accountants' report expressing doubt about the borrower's ability to continue as a going concern. The explanatory language resulted from a borrower's inability to generate sufficient cash flow to meet its mortgage loan obligations to the Partnership. As the Partnership is the holder of these mortgage loans and nominees of the Partnership have taken title to the properties that secure the loans, the borrower's ability to continue as a going concern has no impact on the Partnership's ability to continue as a going concern.

        These financial statements are prepared on an income tax basis of accounting and not pursuant to Regulation S-X. Management has presented these financial statements for informational purposes only.

        a. CRICO of Ethan's II Limited Partnership ( A Missouri Limited Partnership) Financial Statements As of December 31, 1995 and 1994, Together With Auditors' Report

        b. Financial Statements and Independent Auditors' Report Geary Courtyard Associates December 31, 1995

        ---------------------------------

        c. Financial Statements and Independent Auditors' Report CRICO of Ocean Walk Limited Partnership December 31, 1995

        d. Financial Statements and Independent Auditors' Report CRICO of Regency Woods Limited Partnership December 31, 1995

        e. Financial Statements and Independent Auditors' Report CRICO of Valley Creek II Limited Partnership December 31, 1995

        f. Financial Statements and Independent Auditors' Report CRICO of Woodlane Place Limited Partnership December 31, 1995

        g. CRICO of Ethan's II Limited Partnership (A Missouri Limited Partnership) Financial Statements As of December 31, 1994 and 1993, Together With Auditors' Report

        h. Financial Statements and Independent Auditors' Report Geary Courtyard Associates December 31, 1994

        i. Financial Statements and Independent Auditors' Report CRICO of Ocean Walk Limited Partnership December 31, 1994

        j. Financial Statements and Independent Auditors' Report CRICO of Valley Creek II Limited Partnership December 31, 1994

        k. Financial Statements and Independent Auditors' Report CRICO of Woodlane Place Limited Partnership December 31, 1994

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              Capital Realty Investors Tax Exempt Fund III
                                Limited Partnership
                                              (Registrant)

                         By: CRITEF III Associates Limited Partnership, General Partner

                         By:  C.R.I., Inc., Managing General Partner



March 22, 1996           By:  /s/ Richard J. Palmer
------------------           --------------------------------------
Date                          Richard J. Palmer
                              Senior Vice President

                                 EXHIBIT INDEX


Exhibit                                                                   Page
-------                                                                   ----

(99)      Additional Exhibits

          a. CRICO of Ethan's II Limited Partnership ( A Missouri Limited Partnership) Financial Statements As of December 31, 1995 and 1994, Together With Auditors' Report

          b. Financial Statements and Independent Auditors' Report Geary Courtyard Associates December 31, 1995

          c. Financial Statements and Independent Auditors' Report CRICO of Ocean Walk Limited Partnership December 31, 1995

          d. Financial Statements and Independent Auditors' Report CRICO of Regency Woods Limited Partnership December 31, 1995

          e. Financial Statements and Independent Auditors' Report CRICO of Valley Creek II Limited Partnership December 31, 1995

          f. Financial Statements and Independent Auditors' Report CRICO of Woodlane Place Limited Partnership December 31, 1995

          g. CRICO of Ethan's II Limited Partnership (A Missouri Limited Partnership) Financial Statements As of December 31, 1994 and 1993, Together With Auditors' Report

          h. Financial Statements and Independent Auditors' Report Geary Courtyard Associates December 31, 1994

          i. Financial Statements and Independent Auditors' Report CRICO of Ocean Walk Limited Partnership December 31, 1994

          j. Financial Statements and Independent Auditors' Report CRICO of Valley Creek II Limited Partnership December 31, 1994

          k. Financial Statements and Independent Auditors' Report CRICO of Woodlane Place Limited Partnership December 31, 1994